SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29.SUBSEQUENT EVENTS

Acquisition of O3 Mining Inc.

On January 23, 2025, the Company, indirectly through a wholly-owned subsidiary, took up and acquired 110,424,431 common shares (“O3 Shares”) of O3 Mining Inc. (“O3 Mining”) under the Company’s take-over bid for O3 Mining (the “O3 Offer”) for aggregate consideration of C$184.4 million. The Company also extended the O3 Offer until February 3, 2025 to allow remaining shareholders of O3 Mining to tender to the O3 Offer. The O3 Shares initially taken up represented approximately 94.1% of the outstanding O3 Shares on an undiluted basis. On February 3, 2025, the Company, indirectly through a wholly-owned subsidiary, took up and acquired an additional 4,360,803 O3 Shares during the extension period of the O3 Offer, resulting an aggregate of 114,785,237 O3 Shares being taken up and acquired under the O3 Offer, representing approximately 96.5% of the outstanding O3 Shares on an undiluted basis, for aggregate consideration of C$193.5 million. The Company also announced that O3 Mining and one of the Company’s wholly-owned subsidiaries would amalgamate under the OBCA, which will result in the Company owning 100% of the O3 Shares. The amalgamation is expected to close in the first quarter of 2025. The Company will report the financial statement impact of the acquisition in its interim financial statements for the first quarter ending March 31, 2025.

Dividends Declared

On February 13, 2025, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.40 per common share (a total value of approximately $200.7 million), payable on March 14, 2025 to holders of record of the common shares of the Company on February 28, 2025.